                              SECOND AMENDMENT

     SECOND AMENDMENT dated as of April 1, 1998 (this "AMENDMENT"), by and among LAMONTS APPAREL, INC., a Delaware corporation (the "BORROWER"), having its principal place of business at 12413 Willows Road N.E., Kirkland, WA 98034, BANKBOSTON, N.A. (f/k/a "The First National Bank of Boston"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "BANK"), and BANKBOSTON, N.A. (f/k/a "The First National Bank of Boston"), as Agent (the "AGENT") amending certain provisions of the Amended and Restated Debtor in Possession and Exit Financing Loan Agreement by and among the Borrower, the Bank, and the Agent dated as of September 26, 1997 as previously amended by a First Amendment dated as of January 8, 1998 (as so amended, the "LOAN AGREEMENT"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

     WHEREAS, the Borrower has requested that the Bank and the Agent agree to amend the terms of the Loan Agreement in certain respects; and

     WHEREAS, the Bank and the Agent are willing to amend the terms of the Loan Agreement in such respects, upon the terms and subject to the conditions contained herein; and

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. AMENDMENTS TO DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended as follows:

     NEW DEFINITIONS. Section 1.1 of the Loan Agreement is amended by adding to
Section 1.1 in the appropriate location in the alphabetical sequence the following new definitions:

          "DERIVATIVE CONTRACT: Any forward contract, future contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) at any time entered into between the Borrower and a Revolving Credit Bank, the value of which is dependent upon interest rates, currency exchange

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     rates, commodities or other indices, in form and substance satisfactory to the Revolving Credit Banks."

          "DERIVATIVE CONTRACT TERMINATION OBLIGATION: The maximum amount of any termination or loss payment which at the time of determination would be required to be paid pursuant to the termination of any Derivative Contract by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred."

          "UNPAID DERIVATIVE CONTRACT TERMINATION OBLIGATION: The amount of any termination or loss payment due and payable on account of the termination of any Derivative Contract by reason of the occurrence of an event of default or early termination event thereunder, together with any interest, fees, expenses and other amounts payable thereunder, and which at the time of determination has not been paid."

     DEFINITION OF "INDEBTEDNESS." Section 1.1 of the Loan Agreement is further amended by deleting the word "and" appearing before subpart (e) of the definition of the term "Indebtedness" and inserting the words, "and (f) all obligations under any Derivative Contract," after subpart (e) thereof.

     DEFINITION OF "LOAN DOCUMENTS." Section 1.1 of the Loan Agreement is further amended by inserting the words, "Derivative Contracts," in the third line of the definition of the term "Loan Documents" thereof following the words, "the Surety Power of Attorney," and before the word, "and" appearing therein.

     DEFINITION OF "TOTAL EXIT COMMITMENT." Section 1.1 of the Loan Agreement is further amended by inserting the following text at the end of the definition of the term "Total Exit Commitment" appearing therein:

                    "PROVIDED THAT, so long as any Derivative Contract is in effect, the "Total Exit Commitment" shall be reduced by the greater of (i) $550,000, and (ii) the sum of all Derivative Contract Termination Obligations."

     Section 2.  AMENDMENT TO SECTION 2.7 OF THE LOAN AGREEMENT.

          (a) Section 2.7 of the Loan Agreement is hereby amended by inserting the words, "and to pay any Unpaid Derivative Contract Termination Obligations," following the word "Obligations" appearing in the last line of Section 2.7(a) thereof.

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                                     -3-

          (b) Section 2.7 is further amended by inserting the words, "or such Unpaid Derivative Contract Termination Obligations," in the last paragraph thereof, after the words, "Unpaid Reimbursement Obligations," appearing in subpart (A) thereof.

     Section 3. AMENDMENT TO SECTION 10.2(b) OF THE LOAN AGREEMENT. Section 10.2(b) of the Loan Agreement is hereby amended by deleting the word "and" appearing before clause "(vii)" thereof and inserting the words, ", and (viii) Indebtedness in favor of one or more Revolving Credit Banks arising under any Derivative Contract", after clause (vii) thereof.

     Section 4. AMENDMENT TO SECTION 10.2(d) OF THE LOAN AGREEMENT. Section 10.2(d) of the Loan Agreement is hereby amended by inserting the words, "(v) investments comprising any Derivative Contract, and", following subpart "(iv)" thereof, and renumbering subpart "(v)" thereof, "(vi)" thereof.

     Section 5. AMENDMENT TO SECTION 11.1(b) OF THE LOAN AGREEMENT. Section 11.1(b) of the Loan Agreement is hereby amended by deleting the word "or" appearing at the end of clause "(xv)" thereof, inserting the word "or" at the end of clause "(xvi)" thereof and inserting the following new subpart "(xvii)" following clause "(xvi)" thereof:

                 "(xvii) the failure to pay, following any required notice, any amount as and when due under any Derivative
          Contract;"

     Section 6.  AMENDMENT TO SECTION 11.4(a) OF THE LOAN AGREEMENT.

          (a) Section 11.4 of the Loan Agreement is hereby amended by inserting the phase, "other than any Unpaid Derivative Contract Termination Obligations" following the term "Obligations", in the first sentence of Section 11.4(a)(ii) thereof.

          (b) Section 11.4 of the Loan Agreement is hereby further amended by inserting the following text as subpart "(iv)" thereof and renumbering "(iv) FOURTH" and "(v) FIFTH", "(v) FIFTH" and "(vi) SIXTH" respectively:

                 "(iv) FOURTH, to the Agent for the benefit of the Revolving Credit Banks owed Unpaid Derivative Contract
          Termination Obligations;"

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                                     -4-

     Section 7.  AMENDMENT TO SECTION 11.4(b) OF THE LOAN AGREEMENT.

          (a) Section 11.4(b) of the Loan Agreement is hereby amended by inserting the phase, "other than any Unpaid Derivative Contract Termination Obligations" following the term "Obligations", in the first sentence of Section 11.4(b)(iii) thereof.

          (b) Section 11.4 of the Loan Agreement is hereby further amended by inserting the following text as subpart "(iv)" thereof and renumbering "(iv) FOURTH" and "(v) FIFTH", "(v) FIFTH" and "(vi) SIXTH" respectively:

                 "(iv) FOURTH, to the Agent for the benefit of the Revolving Credit Banks owed Unpaid Derivative Contract
          Termination Obligations;"

     Section 8. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Agent as follows:

     (a) Each of the representations and warranties of the Borrower contained in the Loan Agreement or in any other Loan Documents was true and correct as of the date as of which it was made and is true and correct in all material respects as of the date of this Amendment except to the extent such representations and warranties expressly related to a prior date (in which case they shall be true and correct as of such earlier date); and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

     (b) This Amendment has been duly authorized, executed and delivered by the Borrower; and

     (c) This Amendment shall constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     Section 9. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents, and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement or the Notes shall hereafter refer to the Loan Agreement or the Notes as amended hereby.

     Section 10. NO OTHER CHANGES; NO IMPLIED WAIVER. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall be

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                                     -5-

unaffected hereby and shall continue in full force and effect, and nothing contained herein shall constitute a waiver by the Agent or any Bank of any right, remedy, Default, or Event of Default, or impair or otherwise affect any Obligations, any other obligations of the Borrower, or any right of the Agent or any Bank consequent thereon.

     Section 11. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 12. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                        LAMONTS APPAREL, INC.



                                        By: /s/ Debbie Brownfield
                                           -----------------------------------
                                            Name: Debbie Brownfield
                                            Title:  EVP & CFO


                                        BANKBOSTON, N.A.
                                         for itself and as Agent


                                        BY: /s/ William J. Sherald
                                           -----------------------------------
                                            Name: William J. Sherald
                                            Title: Vice President

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                                     -6-

                           CONFIRMATION OF THE SURETY
                                     AND
                              OF THE GUARANTOR

     The Surety hereby confirms approval of the foregoing amendment in all respects and directs the Term Loan Lender to give its consent thereto. The Guarantor (as defined in the Purchase and Guaranty Agreement) hereby ratifies and confirms the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) in all respects, and agrees that the Supplemental Guaranty, after giving effect to foregoing amendment, shall continue in full force and effect.


                                        SPECIALTY INVESTMENT I LLC


                                        By:  /s/ Alan R. Goldstein
                                           -----------------------------------
                                             Name:  Alan R. Goldstein
                                             Title:  Mgr & CFO


                                        GORDON BROTHERS PARTNERS, INC.


                                        By:  /s/ Alan R. Goldstein
                                           -----------------------------------
                                             Name:  Alan R. Goldstein
                                             Title:  CFO & SVP